                                                                   Exhibit 10.16

                                 Schedules to

                              Amended and Restated

                               Shareholder Pledge

                                                                   Exhibit 10.16

                                   SCHEDULE I
                               TO PLEDGE AGREEMENT

      Attached to and forming a part of the Pledge Agreement dated as of October 8, 1999, by and among the Pledgors referred to therein and Barclays Bank Plc, as Secured Party.

                                     Part A

==================================================================================================================
                                                                                                          Percent-
                                                                                                          age of
                                                                                                          Outsta-
                                                                  Stock                     Number         nding
                                                 Class of      Certificate       Par          of           Shares
       Pledgor               Stock Issuer          Stock           Nos.         Value       Shares        Pledged
==================================================================================================================
FLAG Atlantic          FLAG Atlantic Limited     Ordinary      1                $1.00       6,000         50%
Holdings Limited
------------------------------------------------------------------------------------------------------------------
GTS TransAtlantic      FLAG Atlantic Holdings    Ordinary      2                $1.00       6,000         50%
Holdings, Ltd.         Limited
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================


257472--7A                                                             EXECUTION
 AMENDED AND RESTATED SHAREHOLDER PLEDGE AGREEMENT

                                   SCHEDULE II
                               TO PLEDGE AGREEMENT

                           [FORM OF PLEDGE AMENDMENT]

      This Pledge Amendment, dated _______________, [199_] [200_] is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of October 8, 1999, by and among the Pledgors referred to therein and Barclays Bank Plc, as Secured Party (the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                          [NAME OF PLEDGOR]


                                          By:
                                               Name:
                                               Title:

================================================================================================================
                                                                                                   Percentage of
                                 Class of           Stock             Par         Number of         Outstanding
       Stock Issuer               Stock        Certificate Nos.      Value         Shares         Shares Pledged
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================


257472--7A                                                             EXECUTION
 AMENDED AND RESTATED SHAREHOLDER PLEDGE AGREEMENT

                                  SCHEDULE III
                               TO PLEDGE AGREEMENT

                         [FORM OF PLEDGE ACKNOWLEDGMENT]

      This Pledge Acknowledgment, dated _______________, [199_] [200_], is delivered pursuant to the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Acknowledgment may be attached to the Pledge Agreement dated October 8, 1999, by and among the Pledgors referred to therein and Administrative Agent, as Secured Party (as amended, restated, supplemented or otherwise modified to the date hereof, the "Pledge Agreement", capitalized terms defined therein being used herein as therein defined), that the undersigned by executing and delivering this Acknowledgment hereby becomes a Pledgor under the Pledge Agreement and agrees to be bound by all of the terms thereof, and that the Pledged Shares listed on this Pledge Acknowledgment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                                       [NAME OF ADDITIONAL PLEDGOR]


                                       By:
                                           Name:
                                           Title:


                                           Notice Address:


================================================================================================================
                                                                                                   Percentage of
                                 Class of           Stock             Par         Number of         Outstanding
       Stock Issuer               Stock        Certificate Nos.      Value         Shares         Shares Pledged
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

================================================================================================================


257472--7A                                                             EXECUTION
 AMENDED AND RESTATED SHAREHOLDER PLEDGE AGREEMENT